PROSPECTUS/PROXY STATEMENT

TCW Relative Value Small Cap Fund

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Special Meeting of Shareholders Scheduled for

September 15, 2011

TCW Relative Value Small Cap Fund

(a series of the TCW Funds, Inc.)

Relating to the Reorganization into

TCW Value Opportunities Fund

(a series of the TCW Funds, Inc.)

(collectively, the “Funds” and each, a “Fund”)

INTRODUCTION

This Prospectus/Proxy Statement provides you with information about a proposed transaction between the TCW Relative Value Small Cap Fund (the “Relative Value Fund”) and the TCW Value Opportunities Fund (the “Opportunities Fund”), both series of TCW Funds, Inc. (the “Company”), a Maryland corporation which is an open-end investment company registered under the Investment Company Act of 1940. If approved, this transaction (the “Reorganization”) will involve:

•	the transfer of all of the assets and liabilities of the Relative Value Fund to the Opportunities Fund;

•

an amendment to the Articles of Incorporation of the Company reclassifying the authorized and unissued Class I and Class N shares of the Relative Value Fund into authorized and unissued Class I and Class N shares, respectively, of the Opportunities Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Opportunities Fund to holders of the Class I and Class N shares, respectively, of the Relative Value Fund; and

•	the subsequent complete liquidation of the Relative Value Fund.

As a result of the Reorganization, you will receive shares of the Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares you held of the Relative Value Fund as of the close of business on the day of the Reorganization.

You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions will be accomplished.

Because you, as a shareholder of the Relative Value Fund, are being asked to approve a transaction that will result in you holding shares of the Opportunities Fund, this Proxy Statement also serves as a Prospectus for the Opportunities Fund.

This Prospectus/Proxy Statement, which you should retain for future reference, concisely sets forth important information about the Opportunities Fund that you should know before investing. A Statement of Additional Information dated August 25, 2011 related to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by calling 1-800-FUND-TCW.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. The following documents have been filed with the SEC and are incorporated herein by reference: (i) the Prospectus of the Relative Value Fund and the Opportunities Fund (Class I and Class N shares) dated February 28, 2011; (ii) the Statement of Additional Information of the Relative Value Fund and the Opportunities Fund dated February 28, 2011 (the “SAI”); (iii) the Annual Report of the Relative Value Fund and the Opportunities Fund for the period ended October 31, 2010 (the “Annual Report”) and (iv) the Semi-Annual Report of the Relative Value Fund and Opportunities Fund for the period ended April 30, 2011 (the “Semi-Annual Report”). Copies of any of these documents and any subsequently released annual or semi-annual reports for either of the Funds may be obtained, without charge, by calling 1-800-FUND-TCW or on the Internet at www.tcwfunds.com.

You can copy and review information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 15, 2011. The Proxy Statement for this meeting is available at: www.tcw.com.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Prospectus/Proxy Statement carefully. For additional information, you should consult the Opportunities Fund Prospectus and the Relative Value Fund Prospectus, which are incorporated herein by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

On June 16, 2011, the Board of Directors of the Company, on behalf of the Relative Value Fund, approved an Agreement and Plan of Reorganization with respect to the Relative Value Fund (the “Reorganization Agreement”). Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Relative Value Fund to the Opportunities Fund;

•	the assumption by the Opportunities Fund of all of the liabilities of the Relative Value Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Opportunities Fund to holders of the Class I and Class N shares, respectively, of the Relative Value Fund;

•	the complete liquidation of the Relative Value Fund; and

•

an amendment to the Company’s Articles of Incorporation reclassifying the authorized and unissued Class I and Class N shares of the Relative Value Fund into authorized and unissued Class I and Class N shares, respectively, of the Opportunities Fund

The Reorganization is expected to be effective upon the close of business on September 30, 2011, or on such other date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of Class I shares of the Relative Value Fund will become a shareholder of Class I shares of the Opportunities Fund and each shareholder of Class N shares of the Relative Value Fund will become a shareholder of Class N shares of the Opportunities Fund.

Each shareholder will hold, immediately after the Closing, Class I shares or Class N shares of the Opportunities Fund having an aggregate value equal to the aggregate value of the Class I shares or Class N shares, respectively, of the Relative Value Fund held by that shareholder as of the close of business on the business day of the Closing.

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Relative Value Fund and the Opportunities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with a substantially identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Relative Value Fund, but with a larger combined asset base than the Relative Value Fund. In addition, there is currently some overlap in the manner in which the Funds are managed, which would be eliminated if the Funds were reorganized as discussed herein.

The portfolio manager of the Opportunities Fund and the Relative Value Fund is Diane E. Jaffee. The investment objectives of both Funds are substantially identical and the investment policies and investment strategies are similar. However, there are some differences. The investment objective of the Relative Value Fund is capital appreciation and the investment objective of the Value Opportunities Fund is long-term capital appreciation. In addition, the Relative Value Fund invests primarily in the equity securities of small capitalization companies while the Opportunities Fund invests primarily in the equity securities of mid capitalization companies. The Relative Value Fund invests at least 80% of the value of its net assets in the equity securities of companies with market capitalization, at time of investment, within the capitalization range of companies comprising the S&P Small Cap 600 Index. As of April 30, 2011, the market capitalization range of companies included in the S&P Small Cap 600 Index was between $62 million and $4,631 billion. The Opportunities Fund invests at least 65% of the value of its net assets in the equity securities of companies with market capitalizations, at time of investment, within the capitalization range of companies comprising the Russell MidCap® Value Index. As of April 30, 2011, the market capitalization range of companies included in the Russell MidCap® Value Index was between $8,590 billion and $55,968 billion. Both Funds invest primarily in companies the portfolio manager believes are “value” companies.

Management has determined that rather than operating two separate funds with substantially identical investment objectives managed in a substantially similar style by Ms. Jaffee, it is in the best interests of the shareholders of the Relative Value Fund (as well as shareholders of the Opportunities Fund) to consolidate the assets of both Funds into one fund, the Opportunities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Relative Value Fund who become shareholders of the Opportunities Fund (as well as to existing and future investors in the Opportunities Fund). For example, Management believes that the shareholders of the Relative Value Fund may benefit from the participation in a fund that has had greater longer term investment returns than those achieved by the Relative Value Fund. Management also believes that the Reorganization may benefit the existing and future shareholders of the Opportunities Fund and the shareholders of the Relative Value Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund, because of the potential for shareholders to benefit from the expected economies of scale and the anticipated decrease in Fund expenses.

Further, the Reorganization will allow the Relative Value Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of mid and small capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Opportunities Fund, including former shareholders of the Relative Value Fund, will be able to exchange their shares of the Opportunities Fund for the same class of shares of other mutual funds in the TCW Funds group.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Relative Value Fund nor its shareholders nor the Opportunities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. Immediately prior to the Reorganization, the Relative Value Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Relative Value Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Relative Value Fund’s shareholders.

In considering whether to approve the Reorganization, you should note that:

•	The Funds have substantially identical investment objectives and similar investment policies, however, certain important differences are highlighted below.

•	The Relative Value Fund is classified in the Small-Cap Value category by Morningstar, Inc. while the Opportunities Fund is classified in the Mid-Cap Value category.

•

Both Funds invest principally in equity securities of companies the portfolio manager believes are “value” companies. However, the Relative Value Fund invests primarily in small capitalization companies while the Value Opportunities Fund invests primarily in mid capitalization companies.

•

TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the investment advisor to both Funds (the “Advisor”). Diane E. Jaffee is the portfolio manager of both Funds.

•

The Reorganization is expected to result in a reduction in the total gross and net operating expenses for holders of both Class I and Class N shares of the Relative Value Fund. For example, the operating expenses, expressed as a percentage of net asset value per share of Class I shares and Class N shares, are as follows for the period ended April 30, 2011 and based on such expenses as are expected after the Reorganization:

		Class I	Class N
•	Expenses of the Opportunities Fund	0.97%	1.36%
•	Expenses of the Relative Value Fund	1.35%	1.35%
•	Projected expenses of the Opportunities Fund after the Reorganization (Pro Forma):	0.94%	1.25%

•	The distribution, purchase and redemption procedures, and the exchange rights and voting rights of the Funds are identical and the Reorganization will not change these procedures and rights.

•

Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the Relative Value Fund’s shares outstanding and entitled to vote on the matter as of July 29, 2011 (the “Record Date”).

After careful consideration, the Board of Directors of the Company, on behalf of the Relative Value Fund, unanimously approved the proposed Reorganization. The Board recommends that you vote “FOR” the proposed Reorganization.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Comparison of Investment Objectives, Strategies, Processes and Risks

	Relative Value Fund	Opportunities Fund
Investment Objective	The Fund seeks capital appreciation. Current income is incidental.	The Fund seeks long-term capital appreciation.
Principal Investment Strategies

The Fund invests primarily in equity securities of small capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; American Depository Receipts (ADRs) and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with a market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the S&P Small Cap 600 Index.

The Fund may invest up to 10% of its assets in foreign companies listed on U.S. exchanges or in ADRs.

The Fund invests primarily in equity securities of mid capitalization companies.

These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; American Depository Receipts (ADRs) and other securities with equity characteristics.

The Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Value Index.

	Relative Value Fund	Opportunities Fund
Investment Process

The portfolio manager seeks to identify those companies that have fallen out of favor and whose stock is selling below what the portfolio manager believes is its real value. The portfolio manager looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The portfolio manager analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity or the security has reached its price target.

In managing the Fund’s investments, the portfolio manager generally looks to invest the Fund’s assets in the equity securities of companies that she believes are in one or more of the following situations:

•    have undervalued assets

•    have undervalued growth potential

•    are in a turnaround situation

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the portfolio manager concludes that the intermediate and long-term prospects for the company are poor, the portfolio manager determines to take advantage of a better investment opportunity or the security has reached its price target.

	Relative Value Fund	Opportunities Fund
Main Risks

The primary risks affecting this Fund are:

•    price volatility risk

•    small and mid-capitalization company risk

•    liquidity risk

•    equity risk

•    investment style risk

•    portfolio management risk

•    securities selection risk

•    market risk

•    issuer risk

•    globalization risk

The primary risks affecting this Fund are:

•    price volatility risk

•    small and mid-capitalization company risk

•    liquidity risk

•    equity risk

•    investment style risk

•    portfolio management risk

•    securities selection risk

•    market risk

•    issuer risk

•    globalization risk

Investment Advisor	TCW Investment Management Company	TCW Investment Management Company
Portfolio Managers	Diane E. Jaffee	Diane E. Jaffee

Comparison of Portfolio Characteristics1

The following table compares certain characteristics of the portfolios of the Funds as of April 30, 2011:

	Relative Value Fund	Opportunities Fund
Net Assets	$25,542,310	$310,511,459
Number of Holdings	115	75
Portfolio Turnover Rate	47.40%*	72.73%*
Equity Securities	$25,274,473	$299,203,282
Cash	$267,837	$11,308,177

	Relative Value Fund		Opportunities Fund
Top 6 Industries	Machinery	8.10%	Real Estate Investment Trust	9.70%
(as a % of net assets)	Semiconductor	7.30%	Machinery	8.70%
	Capital Markets	5.90%	Commercial Banks	8.10%
	Health Care Providers	4.60%	Oil and Gas	6.50%
	Computer and Peripherals	4.20%	Chemicals	6.20%
	Road and Rail	4.10%	Insurance	5.50%
Top 10 equity holdings	Wabtec Corp.	2.45%	SPX Corp.	1.91%
(as a % of net assets)	Invacore Corp.	2.13%	WABCO Holdings Inc.	1.89%
	Cohen & Steers Corp.	2.08%	Covanie Inc.	1.88%
	Terex Corp.	1.99%	Jorden Corp.	1.85%
	Kindred Healthcare Inc.	1.99%	Hexcel Corp.	1.77%
	Fairchild Semiconductor International Inc.	1.92%	Jay Global Inc.	1.74%
	Brooks Automation Inc.	1.88%	Petrohawk Energy Corp.	1.73%
	Key Energy Services Inc.	1.82%	Willis Group Holdings PLC	1.72%
	First Service Corp.	1.68%	Wisconsin Energy Corp.	1.71%
	Avista Corp.	1.62%	Denbury Resources Inc.	1.70%

*	Trailing 12 months.
2	The numbers in this table are for comparison purposes only and have not been audited.

Comparison of Distribution, Purchase and Redemption Procedures and Exchange Rights

The distribution, purchase and redemption procedures of both Funds are identical, as are the exchange rights granted to shareholders of both Funds. The Shareholder Guide attached as Exhibit D to this registration statement contains a more detailed description of the distribution, purchase and redemption procedures and exchange rights applicable to both Funds.

Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Relative Value Fund nor its shareholders nor the Opportunities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. For a more detailed discussion of the tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION—Tax Considerations.”

RISKS OF INVESTING IN THE FUNDS

Because the Funds have investment objectives that are substantially identical and policies that are similar in many respects, many of the risks of investing in the Opportunities Fund are similar to the risks of investing in the Relative Value Fund. The following risks should be considered before investing in either Fund.

Equity Risk

Equity Risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market, economic and political conditions.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities held by a Fund. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of an issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial market has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Funds through (i) provisions impacting the regulatory frame work; (ii) provisions impacting the Funds as investors; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Funds. Such legislation may impact the Funds in ways that are unforeseeable.

Investment Style/Securities Selection Risk

Both Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—in both cases “value” styles—to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Funds’ share prices. There is also the possibility that the specific securities held in each of the Fund’s portfolios will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio managers’ choice of securities.

Price Volatility

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. A Fund’s returns will vary and you may lose money. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Because the Funds invest primarily in the equity securities of small or mid-capitalization companies they are subject to greater price volatility than other mutual funds.

Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on the Fund’s performance.

The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market than the securities of larger companies and therefore are subject to liquidity risk.

Portfolio Management Risk

Both Funds may be subject to Portfolio Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and investors could lose money on their investment in the Funds.

Small and Medium Capitalization Company Risk

Because the Funds invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.

Temporary Defensive Strategies

For both Funds, when the Advisor anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. The Advisor may temporarily invest up to 100% of either Fund’s assets in high quality short- term money market instruments if it believes adverse economic conditions, such as excessive volatility or sharp market declines, justify taking a defensive posture. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Sale of Securities

Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Relative Value Fund that are transferred to the Opportunities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Opportunities Fund, and the realization of taxable gains and losses for the Opportunities Fund which would result in taxable distributions to shareholders. Any sales by the Relative Value Fund prior to the Reorganization may result in taxable distributions to shareholders of the Relative Value Fund.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

The following discussion describes and compares the fees and expenses of the Relative Value Fund with the Opportunities Fund.

Annual Fund Operating Expenses

As of April 30, 2011, the operating expenses of the Class I and Class N shares of the Relative Value Fund, expressed as a ratio of expenses to average daily net assets (“expense ratio”) are 1.56% and 1.86%, respectively, before any expense limitations. As of April 30, 2011, the operating expenses of the corresponding Class I and Class N shares of the Opportunities Fund are 0.97% and 1.41%.

The Advisor has entered into a contractual fee waiver/expense reimbursement for the period March 1, 2011 through February 29, 2012 with respect to the Class I and Class N shares of the Relative Value Fund and with respect to the Class N shares of the Opportunities Fund. The contractual fee waiver/expense reimbursement limits the expenses to 1.35% for both the Class I and Class N shares of the Relative Value Fund and limits the expenses to 1.39% for the Class N shares of the Opportunities Fund. If the Reorganization is approved by shareholders, the Advisor will no longer be subject to the contractual fee waiver/expense reimbursement with respect to the Relative Value Fund. This is a potential benefit of the Reorganization to the Advisor.

Management Fee

The Relative Value Fund has an advisory fee of 0.90% of the Fund’s average daily net assets and the Opportunities Fund has an annual management fee of 0.80% of the Fund’s average daily net assets.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds from legitimate profits from its investment management fees and other resources available to it. The Advisor may also share with financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor information meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan services providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contact your financial intermediary for details about any payments it may receive from the Funds or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers assets typically range between 0.05% and 0.10% in a given year of assets invested in the Fund by the financial intermediary’s customers.

Distribution and Service Fees

Each Fund charges a distribution (12b-1) fee for its Class N shares of 0.25% of the average daily net assets of the Fund attributable to the Fund’s Class N shares. Neither Fund charges a distribution (12b-1) fee or a service fee for its Class I shares. Neither Fund charges a contingent deferred sales load for Class N or Class I shares.

Expense Table

The current expenses of each of the Funds and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the operating expenses incurred by Class I and Class N shares of the Relative Value Fund, and Opportunities Fund for the period ended April 30, 2011, which are based upon unaudited financial statements for the period. Pro forma fees show estimated fees of the Class I and Class N shares of the Opportunities Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

	Class I			Class N
	Relative Value Fund	Opportunities Fund	Opportunities Fund after Reorganization (Pro Forma)(1)	Relative Value Fund	Opportunities Fund	Opportunities Fund after Reorganization (Pro Forma)(1)
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from the Funds’ assets)
Management Fees	0.90%	0.80%	0.80%	0.90%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	None	0.25%	0.25%	0.25%
Other Expenses	0.66%	0.17%	0.14%	0.71%	0.36%	0.20%
Total Annual Fund Operating Expenses	1.56%	0.97%	0.94%	1.86%	1.41%	1.25%
Fee Waiver/Expense Reimbursement	0.21%	—	—	0.51%	0.05%	—
Net Expenses	1.35%	0.97%	0.94%	1.35%	1.36%	1.25%

(1)	Pro forma expenses are estimated.
(2)	The contractual fee waiver/expense reimbursement is for the period March 1, 2011, through February 29, 2012. At the conclusion of this period, the Advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Expense Examples

The examples are intended to help you compare the cost of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. The figures shown are the same whether or not you sold your shares at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Relative Value Fund				Opportunities Fund				Opportunities Fund after Reorganization (Pro Forma)(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class I	$137	$472	$830	$1,839	$99	$309	$536	$1,190	$96	$300	$520	$1,155

Class N	$137	$535	$958	$2,138	$138	$441	$766	$1,687	$127	$397	$686	$1,511

(1)	Pro forma figures are estimated.
(2)	The contractual fee waiver/expense reimbursement is for the period March 1, 2011, through February 29, 2012. At the conclusion of this period the Advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of the Relative Value Fund to the Opportunities Fund; (ii) the issuance of Class I and Class N shares, as applicable, of the Opportunities Fund to holders of the Class I and Class N shares, respectively, of the Relative Value Fund; (iii) the subsequent complete liquidation of the Relative Value Fund; and (iv) an amendment to the Articles of Incorporation of the Company reclassifying the authorized and unissued Class I and Class N shares of the Relative Value Fund into authorized and unissued Class I and Class N shares, respectively, of the Value Opportunities Fund.

After the Reorganization, each shareholder of the Relative Value Fund will own shares in the Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Relative Value Fund held by that shareholder as of the close of business on the day of the Closing. Shareholders of Class I shares of the Relative Value Fund will receive Class I shares of the Opportunities Fund and shareholders of Class N shares of the Relative Value Fund will receive Class N shares of the Opportunities Fund.

In the interest of economy and convenience, shares of the Opportunities Fund generally will not be represented by physical certificates, unless requested in writing.

Until the Closing, shareholders of the Relative Value Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Opportunities Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Relative Value Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Relative Value Fund and the Opportunities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with a substantially identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Relative Value Fund, but with a larger combined asset base than the Relative Value Fund. In addition, there is currently substantial overlap in the manner in which the Funds are managed, which would be eliminated if the Funds were reorganized as discussed herein.

The portfolio manager of the Relative Value Fund and the Opportunities Fund is Diane E. Jaffee. The investment objectives of both Funds are substantially identical and their investment policies and investment strategies are similar evidenced by the fact there is some overlap in holdings. As of June 1, 2011, approximately 8.5% of the portfolio holdings of the Relative Value Fund were also held by the Opportunities Fund. However, there is a material difference. The Relative Value Fund invests primarily in small capitalization companies and the Opportunities Fund invests primarily in mid capitalization companies although there is some overlap in holdings.

Management has determined that rather than operating two separate funds with substantially identical investment objectives managed in a substantially similar style by Ms. Jaffee, that it is in the best interests of the shareholders of the Relative Value Fund (as well as shareholders of the Opportunities Fund) to consolidate the assets of both Funds into one fund, the Opportunities Fund, with a larger combined asset base. Combining the assets of the Funds is intended to provide various benefits to shareholders of the Relative Value Fund who become shareholders of the Opportunities Fund (as well as to existing and future investors in the Opportunities Fund). For example, Management believes that the Reorganization may benefit the existing and future shareholders of the Opportunities Fund and the shareholders of the Relative Value Fund by resulting in a surviving fund with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as the potential for lower total annual portfolio operating expenses through economies of scale. In addition, the Opportunities Fund has a lower advisory fee. Based on these factors, Management has determined that the Reorganization is in the best interests of shareholders of each Fund, because of the potential for shareholders to benefit from the expected increase in economies of scale and the anticipated decrease in Fund expenses.

Further, the Reorganization will allow the Relative Value Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and other securities with equity characteristics of mid capitalization companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Opportunities Fund, including former shareholders of the Relative Value Fund, will be able to exchange their shares of the Opportunities Fund for the same class of shares of other mutual funds in the TCW Funds group.

Expenses of the Reorganization

The Advisor will bear half the cost of the Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Each Fund will each bear a quarter of the expenses related to the proposed

Reorganization. However, because the expenses of the Relative Value Fund are capped, the expenses allocated to it will be paid by the Advisor. The estimated cost for the proposed Reorganization is $40,000. The costs of the Reorganization will not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by either Fund.

The Reorganization will result in limitations in the use of capital loss carry forwards of the Relative Value Fund after the Reorganization. Capital losses may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the “ownership change” of the Relative Value Fund. The limit is equal to a monthly published tax exempt rate (generally 3% to 4%) times the value of the Relative Value Fund. At October 30, 2010, the Relative Value Fund had capital loss carry forwards of $9,950,000 expiring in 2016 and $6,075,000 expiring in 2017. In addition, capital losses arising in taxable years beginning after December 22, 2010, must be applied before capital loss carry forwards arising in prior years. If the Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carry forwards may result in a substantial portion of the capital loss carry forwards of the Relative Value Fund expiring unused. Even in the absence of the Reorganization, the Relative Value Fund might not generate sufficient capital gains against which to utilize its capital loss carry forwards prior to the applicable expiration dates.

Board Considerations

The proposed Reorganization was presented to the Board of Directors of the Company for consideration at a meeting held on June 16, 2011, and the Reorganization was approved by the Directors on behalf of the Relative Value Fund at that meeting. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” of the Funds (as defined in the 1940 Act) and who are advised by their own counsel, determined that the interests of the shareholders of the Relative Value Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Relative Value Fund and its shareholders.

The Board of Directors, on behalf of the Relative Value Fund, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	The total expense ratio of the Value Opportunities Fund is currently lower than the expense ratio of the Relative Value Fund.

(2)	The past investment results of the Value Opportunities Fund have been better than those of the Relative Value Fund.

(3)	That the Reorganization would not dilute the interests of either Fund’s current shareholders.

(4)	The investment objectives, policies and restrictions of the Opportunities Fund are substantially similar to those of the Relative Value Fund;

(5)	As the total assets of the Value Opportunities Fund are currently greater than those of the Relative Value Fund, the Reorganization has the potential to enhance the investment flexibility and performance of the assets of the Relative Value Fund.

(6)	The costs of the Reorganization will not be borne by the shareholders of the Relative Value Fund.

(7)	The possible limitations on the use of capital loss carry forwards of the Relative Value Fund after the Reorganization.

(8)	The performance of the Opportunities Fund, as of April 30, 2011, outperformed the Relative Value Fund over the previous one, three, five and ten year periods.

(9)	The Relative Value Fund’s investment objectives and strategies are compatible with those of the Opportunities Fund, including that both Funds historically have focused on “value” investing and have substantially similar investment objectives, although the Relative Value Fund invests at least 80% of its assets in small-capitalization equity securities, while the Opportunities Fund invests at least 65% of its assets in mid-capitalization equity securities.

(10)	The Relative Value Fund historically has not been able to achieve sufficient assets to take full advantage of economies of scale and, as a result, Management has had to cap expenses. Management believes that the proposed Reorganization offers the Relative Value Fund a better opportunity to reach redeemable asset level for the benefit of its shareholders.

The Directors of the Company, on behalf of the Relative Value Fund, recommend that shareholders approve the Reorganization with the Opportunities Fund.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Fund nor its shareholders are expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Opportunities Fund, the Relative Value Fund and the Company in the Reorganization Agreement.

Immediately prior to the Reorganization, the Relative Value Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Relative Value Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carry forward. Such dividends will be included in the taxable income of the Relative Value Fund’s shareholders.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of the Record Date and on a pro forma basis as of the Record Date after giving effect to the Reorganization:

	Relative Value Fund	Opportunities Fund	Opportunities Fund Pro Forma Combined(1)
Net Assets
Class I	$10,856,832	$108,973,676	$119,829,508
Class N	$11,089,311	$27,599,835	$38,689,176
Shares Outstanding
Class I	978,975	5,762,701	6,336,833
Class N	1,018,305	1,149,077	2,090,177
Net Asset Value Per Share
Class I	$11.09	$18.91	$18.91
Class N	$10.89	$18.51	$18.51

(1)	The pro forma data reflects the combined assets after the merger of the Relative Value Fund into the Opportunities Fund. The pro forma data also reflects the adjustments to account for the costs of the Reorganization to be borne by each Fund.

ADDITIONAL INFORMATION ABOUT THE RELATIVE VALUE FUND

Investment Personnel

The Relative Value Fund is managed by Diane E. Jaffee, Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Relative Value Fund

The bar chart and table below show the Relative Value Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The bar chart shows some indications of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the past ten calendar years. Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance information for the Relative Value Fund includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Fund in the bar charts and other tables was calculated using the fees and expenses, not including the 4.75% sales charges, for the Class A shares of the Predecessor Fund.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Relative Value Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Year by year total return (%)

as of December 31 each year (1)

Relative Value Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 26.61% for the quarter ended June 30, 2009, and the Fund’s worst quarterly performance was -34.14% for the quarter ended December 31, 2001.
*	The Fund’s total return for the period November 1, 2010 to March 31, 2011 was 23.90%

The table below shows what the average annual total returns of the Relative Value Fund would equal if you averaged its actual performance over various lengths of time, compared to the performance of the Russell 2000® Index. The Russell 2000® Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the Russell 2000® Index are substantially different from those in the Relative Value Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Return Before Taxes
Relative Value Fund—Class I	21.70%	-1.51%	4.18%

Return After Taxes on Distributions
Relative Value Fund—Class I	21.70%	-1.98%	3.59%

Return After Taxes on Distributions and Sales of Fund Shares(1)
Relative Value Fund—Class I	14.10%	-1.23%	3.58%

Return Before Taxes
Relative Value Fund—Class N	21.52%	-1.61%	3.96%

Russell 2000® Index	26.85%	4.47%	6.33%
(reflects no deduction for fees, expenses or taxes)

(1)	After-tax returns are shown only for Class I shares; after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Relative Value Fund for the fiscal year ended October 31, 2010, see Appendix B to this Prospectus/Proxy Statement. Additional information regarding the Relative Value Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

ADDITIONAL INFORMATION ABOUT THE OPPORTUNITIES FUND

Investment Personnel

The Opportunities Fund is managed by Diane E. Jaffee , Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West. Ms. Jaffee assumed management of the Fund effective July 1, 2011.

Performance of the Opportunities Fund

The bar chart and table below show the Opportunities Fund’s annual and after-tax returns and its performance since inception with respect to its Class I shares. The bar chart shows some indications of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the past ten calendar years. Both the bar chart and the table assume reinvestment of dividends and distributions.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Opportunities Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Year by year total return (%)

as of December 31 each year(1)

Opportunities Fund – Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 30.09% for the quarter ended December 31, 2001, and the Fund’s worst quarterly performance was -27.18% for the quarter ended December 31, 2008.

*	The Fund’s total return for the period November 1, 2010 to March 31, 2011 was 16.58%

The table below shows what the average annual total returns of the Opportunities Fund would equal if you averaged its actual performance over various lengths of time, compared to the performance of the Russell MidCap® Value Index. The Russell MidCap® Value Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in Russell MidCap® Value Index are substantially different from those in the Opportunities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2010)	1 Year	5 Years	10 Years
Return Before Taxes
Opportunities Fund—Class I	22.90%	2.12%	6.59%

Return After Taxes on Distributions(1)
Opportunities Fund—Class I	22.72%	1.06%	5.83%

Return After Taxes on Distributions and Sales of Fund Shares(1)
Opportunities Fund—Class I	15.03%	1.56%	5.60%

Return Before Taxes
Opportunities Fund—Class N	22.48%	1.80%	6.24%

Russell MidCap® Value Index	24.75%	4.08%	8.07%
(reflects no deduction for fees, expenses or taxes)

(1)	After-tax returns are shown only for Class I shares; after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Opportunities Fund for the fiscal year ended October 31, 2010, see Appendix C to this Prospectus/Proxy Statement. Additional information regarding the Opportunities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Solicitation of Proxies

Solicitation of proxies for the Special Meeting is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about August 29, 2011. Shareholders of the Relative Value Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Company and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke his or her proxy at any time prior to its use by filing with the Relative Value Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card and will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of the Company that may be presented at the Special Meeting.

Voting Rights

Shareholders of the Relative Value Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Shareholders of the Relative Value Fund at the close of business on the Record Date, July 29, 2011, will be entitled to be present at the Special Meeting and to give voting instructions with respect to their shares owned as of the Record Date. As of the Record Date, 1,997,280 shares of the Relative Value Fund were outstanding and entitled to vote.

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the Relative Value Fund’s shares outstanding and entitled to vote on the matter. The holders of one-third of the outstanding shares will constitute a quorum.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote with respect to the Reorganization will have the same effect as a vote against the Reorganization.

The Relative Value Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of the Company, as of the Record Date each of the directors and executive officers owned individually, and collectively as a group, less than 1% of the outstanding shares of the Relative Value Fund and less than 1% of the outstanding shares of the Opportunities Fund.

Appendix E lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any Class of the Relative Value Fund and/or the Opportunities Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, such person could control the outcome of any proposal submitted to shareholders for approval including approval of the Reorganization. As of July 29, 2011, Diane Jaffee, portfolio manager of both Funds, owned approximately 37% and is a controlling shareholder of the Relative Value Fund.

Adjournment

The vote required to adjourn the Special Meeting as to a proposal is a majority of all the votes cast on the matter by stockholders entitled to vote at the Special Meeting who are present in person or by proxy. If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the stockholders may adjourn the Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the proposal, the chairman of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and broker non-votes and abstentions will not be voted either for or against the adjournment.

Other Matters to Come Before the Special Meeting

The Company does not know of any matters to be presented at the Special Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Company is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Company’s Board of Directors. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

The Company will furnish, without charge, a copy of the Annual Report and Semi-Annual Report on request. Requests for such reports should be directed to the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 1-800-FUND-TCW. Such reports may also be found on the Internet at www.tcwfunds.com.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Philip K. Holl
Secretary

August 25, 2011

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2011, by and between TCW Funds, Inc., a Maryland corporation (the “Company”) with its principal place of business at 865 South Figueroa Street, Los Angeles, California 90017, on behalf of itself and its series, the TCW Value Opportunities Fund (the “Acquiring Fund”), and the TCW Relative Value Small Cap Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Upon the terms and conditions set forth in this Agreement, the reorganization (the “Reorganization”) will consist of: (i) an amendment to the Company’s Articles of Incorporation reclassifying the authorized and unissued Class I shares of common stock ($0.001 par value) of the Acquired Fund (“Acquired Fund Class I Shares”) into authorized and unissued Class I shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class I Shares”), reclassifying the authorized and unissued Class N shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class N Shares” and together with the Acquired Fund Class I Shares, the “Acquired Fund Shares”) into authorized and unissued Class N shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class N Shares” and together with the Acquiring Fund Class I Shares, the “Acquiring Fund Shares”); (ii) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund; (iii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iv) the issuance of the Acquiring Fund Shares to the shareholders of the Acquired Fund; and (v) the complete liquidation of the Acquired Fund as provided herein.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FILING OF ARTICLES OF AMENDMENT, TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company agrees that prior to the Closing Date (as defined below), the Company will execute and file Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Exhibit A (the “Articles of Amendment”). The Articles of Amendment will, effective as of the Closing Date: (i) reclassify all of authorized and unissued Acquired Fund Class I Shares into Acquiring Fund Class I Shares; and (ii) reclassify all of the authorized and unissued Acquired Fund Class N Shares into Acquiring Fund Class N Shares.

1.2. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in Section 1.3, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class I Shares determined by dividing the aggregate net asset value of the Acquired Fund Class I Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class I Share, computed in the manner and as of the time and date set forth in Section 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class N Shares determined by dividing the aggregate net asset value of the Acquired Fund Class N Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class N Share, computed in the manner and as of the time and date set forth in Section 2.2; and (iii) to assume all liabilities of the Acquired Fund, as set forth in Section 1.4. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the “Closing Date”) (collectively, the “Assets”).

1.4. The Acquired Fund shall endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined below (collectively, the “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in Section 1.2, the Acquired Fund shall distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.2, and shall completely liquidate. Such distribution and liquidation shall be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Class I Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class I Shares shall be equal to the aggregate net asset value of the Acquired Fund Class I Shares owned by the Acquired Fund Shareholders on the Closing Date. The aggregate net asset value of Acquiring Fund Class N Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class N Shares shall be equal to the aggregate net asset value of the Acquired Fund Class N Shares owned by the Acquired Fund Shareholders on the Closing Date. The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Closing Date. Share certificates representing interests in Acquired Fund Shares shall represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3 and 2.4. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereafter called the

“Valuation Date”) using the valuation procedures in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.2. The net asset value of an Acquiring Fund Class I Share and an Acquiring Fund Class N Share shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.3. The number of the Acquiring Fund Class I Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class I Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class I Share, determined in accordance with Section 2.2.

2.4. The number of the Acquiring Fund Class N Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class N Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class N Share, determined in accordance with Section 2.2.

2.5. All computations of value shall be made by the Company’s designated record keeping agent and shall be subject to confirmation by the Company’s independent accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [Closing Date], 2011, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct State Street Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”) to deliver at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Class I Shares and Acquired Fund Class N Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2010, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in Section 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written statement executed by an officer of the Company on behalf of the Acquiring Fund, the Company on behalf of the Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquiring Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at October 31, 2010, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since October 31, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subsection (i) a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Company on behalf of the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement referred to in Section 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Company on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) on behalf of the Acquired Fund, the Company’s title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) on behalf of the Acquiring Fund, the Company’s title to and possession of all the Assets, and to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company on behalf of the Acquiring Fund shall have delivered to the Company on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company on behalf of the Acquired Fund shall reasonably request;

6.3. The Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquiring Fund on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, by it to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, following conditions:

7.1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

7.3. The Company on behalf of the Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request;

7.4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Company on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganization will be shared so that: (i) fifty percent of such costs are borne by TCW Investment Management Company, the investment advisor to the Acquired and Acquiring Funds; (ii) twenty-five percent of such costs are borne by the Acquired Fund; and (iii) twenty-five percent of such costs are borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. The costs of the Reorganization shall not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by the Acquiring Fund or the Acquired Fund. Notwithstanding any of the

foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 865 South Figueroa Street, Los Angeles, California 90017, attn: Philip K. Holl, in each case with a copy to Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006-2401, attn: Douglas P. Dick.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	TCW FUNDS, INC. on behalf of its VALUE OPPORTUNITIES FUND series

By:
SECRETARY
Title:

Attest:	TCW FUNDS, INC. on behalf of its RELATIVE VALUE FUND series

By:
SECRETARY
Title:

Exhibit A to Form of Agreement and Plan of Merger

TCW FUNDS, INC.

ARTICLES OF AMENDMENT

TCW Funds, Inc., a Maryland corporation and an open-end management investment company, having its registered office in Maryland in the City of Baltimore (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by: (i) reclassifying all of the authorized and unissued Institutional Class (or Class I) and Investor Class (or Class N) shares of the Corporation’s TCW Relative Value Small Cap Fund series (the “Relative Value Fund”) as authorized and unissued Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Corporation’s TCW Value Opportunities Fund series (the “Opportunities Fund”); and (ii) increasing the aggregate number of authorized shares of the Opportunities Fund by 4,000,000,000 shares.

SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Relative Value Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, shall be conveyed, transferred and delivered to the Opportunities Fund, and shall thereupon become and be assets and liabilities belonging to the Opportunities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively.

(b) Each unissued Institutional Class (or Class I) share (or fraction thereof) of the Relative Value Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Institutional Class (or Class I) shares (or fractions thereof) of the Opportunities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Institutional Class (or Class I) shares of the Opportunities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Institutional Class (or Class I) shares of the Opportunities Fund resulting from paragraph (b) of this Article SECOND.

(c) Each unissued Investor Class (or Class N) share (or fraction thereof) of the Relative Value Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Investor Class (or Class N) shares (or fractions thereof) of the Opportunities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Investor Class (or Class N) shares of the Opportunities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Investor Class (or Class N) shares of the Opportunities Fund resulting from paragraph (b) of this Article SECOND.

(d) Open accounts on the share records of the Opportunities Fund shall be established representing the appropriate number of the Relative Value Fund shares of the appropriate class deemed to be owned by each such stockholder as a result of the reclassification.

THIRD: These Articles of Amendment do not increase the authorized capital stock of the Corporation or the aggregate par value thereof. These Articles of Amendment reclassify and change the 4,000,000,000 authorized shares of the Relative Value Fund to 4,000,000,000 additional authorized shares of the Opportunities Fund. These Articles of Amendment do not amend the description of any class of stock as set forth in the Corporation’s Articles of Incorporation. As a result of these Articles of Amendment the Corporation is authorized to issue up to 4,000,000,000 Institutional Class (or Class I) shares of the Opportunities Fund and 4,000,000,000 Investor Class (or Class N) shares of the Opportunities Fund less, at any time, the total number of shares of each respective class of the Opportunities Fund then issued and outstanding. The shares of the Opportunities Fund and of each class of the Opportunities Fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Corporation’s Articles of Incorporation.

FOURTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

FIFTH: These Articles of Amendment shall be effective as of                     , 2011 at 5:00 a.m.

IN WITNESS WHEREOF: TCW Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary on the     day of                    , 2011.

TCW FUNDS, INC.	WITNESS:
Charles W. Baldiswieler	Philip K. Holl
President	Secretary

The undersigned, Charles W. Baldiswieler, President of TCW Funds, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies, under the penalties of perjury, that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Charles W. Baldiswieler
President

APPENDIX B

Set forth below is an excerpt from the Annual Report regarding the performance of the Relative Value Fund for the fiscal year ended October 31, 2010.

Management Discussions

For the year ended October 31, 2010, TCW Relative Value Small Cap Fund (the “Fund”) posted a gain of 19.63% and 19.48% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, Russell 2000 Index, returned 26.58% over the same period.

The Fund’s best performing sectors for the fiscal year were Technology (+39.6%), Materials & Processing (+32.2%), and Consumer Discretionary (+29.2%). The Fund’s overweight in Technology aided performance while its underweights in Materials & Processing and Consumer Discretionary detracted. The worst performing sectors were Financial Services (+16.1%), Consumer Staples (+16.2%), and Utilities (+17.9%). The Fund’s underweights in Financial Services and Consumer Staples were beneficial while its overweight in Utilities was a drag on performance.

The Fund’s top ten conviction-weighted holdings outperformed the portfolio and benchmark returning +38.1%, on average, led by networking company Ixia (+135.3%), Fairchild Semiconductor (+50.7%), and Cohen & Steers (+44.8%). The best absolute performers during the fiscal year were financial services company MBIA (+176.1%), Tenneco (+139.5%), and Ixia. MBIA is in pursuit of several mortgage originators, including Countrywide and Merrill Lynch, for making inaccurate representations and warranties as to the quality of the mortgage loans included in an insured securitization. The case is progressing and could potentially lead to favorable verdicts and a substantial dollar reclaim for the company. The Fund’s strongest gain came from Materials & Processing where stocks returned +63.4% outperforming the group move of +32.2% led by PolyOne (+131.5%), Buckeye Technologies (+102.1%), and Allegheny Technologies (+73.4%). The Fund also benefited in the Consumer Discretionary space led by Tenneco, Autoliv (+113.4%), and Ann Taylor (+79.7%).

The Fund’s worst performers were Dynegy (-64.1%), SandRidge (-52.1%), and Pharmerica (-51.3%) all of which were eliminated during the fiscal year. The Fund was hardest hit in Producer Durables with struggling performance from Orion Marine (-34.3%) and Con-way (+1.3%). Dot Hill (-34.1%) and Cray (-19.8%) were chiefly responsible for the lagging performance in Technology though Ixia and Lattice Semiconductor (up +131.4% at the time of elimination) helped offset some of that loss. The Fund’s Utilities stocks underperformed their peers due to Dynegy (-64.1%) and Cincinnati Bell (-15.3% at the time of elimination).

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APPENDIX C

Set forth below is an excerpt from the Annual Report regarding the performance of the Opportunities Fund for the fiscal year ended October 31, 2010.

Management Discussions

For the year ended October 31, 2010, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 20.78% and 20.42% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell MidCap Value Index, returned 27.49% over the same period.

Macro events dominated headlines over the past year. The first half of the fiscal year unfolded as a classic rebound from the depths of the severe 2007-2009 recession. Early cyclicals and low-quality, more highly levered stocks bounced the most. Markets corrected in the spring and summer as the European debt crisis elicited fears that the E.U. and the Euro could be vulnerable to a break-up. The U.S. economy hit a soft patch as consumer spending slowed, employment trends stagnated, and housing demand dried up following the expiration of tax credits. Two events this past spring also appeared to impact confidence: the Gulf of Mexico oil spill on April 20 and the “flash crash” of May 6. Markets rebounded in September and October as investors cheered a number of positive developments including resurgent merger activity, dovish Fed commentary, the prospects for change in Washington, solid company earnings, better than expected back-to-school sales, and compelling valuations. During the past year the bright spot in the world economy has been the resilience of developing markets, especially China. Though concerns are rising that its rapid growth may fuel inflation, the Chinese government has thus far demonstrated an accurate handle on the pulse of its economy.

Despite the many cross-currents, markets were generally higher for the 12-months ended October 31, 2010. While the Fund posted solid absolute returns, it trailed its principal benchmark. The Fund tends to own high quality companies undergoing some period of near-term earnings trauma. While high-quality worked well during the recession, it lagged the upturn. Meanwhile, the market’s schizophrenic top-down “risk-on risk-off” trading mentality has caused gyrations in short-term performance, but provided great opportunity for long-term investors to purchase premier franchises at steep valuation discounts.

Industrials, information technology, and utilities helped relative performance while financials and energy were the principle detractors. Companies tied to aerospace, such as Hexcel and Cytec, moved higher as an expected multi-year ramp in production approaches for civilian and military aircraft. Machinery stocks such as Wabco and Joy Global benefitted from strong global industrial demand. While tech stocks have been volatile, strong consumer affinity for mobile phones and computing has helped suppliers such as Avago and Broadcom. Although the performance of financials has

C-1

been spotty, and while improvement is not expected to be linear, we believe non-performing loans are peaking for many regional banks, and valuations are compelling. We also purchased a number of REIT’s, believing their mid-single-digit yields look attractive in what looks to be an extended low-interest rate environment.

We believe the case for stocks is stronger than ever. Valuations are attractive both historically and relative to other asset classes. The Fed has launched its next salvo against deflation with another round of quantitative easing, which should improve equities appeal relative to bonds. As evidence the economy may be stronger than perceived, company commentary and earnings have been solid, and managements are starting to put cash to work through share buybacks and increased M&A activity. As fundamentally-driven bottom-up investors, we continue to focus on purchasing stocks trading below intrinsic value and selling those that have reached our price objective.

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APPENDIX D

SHAREHOLDER GUIDE

ADDITIONAL INFORMATION REGARDING THE FUNDS

Form of Organization

The Relative Value Fund and the Opportunities Fund are both series of the Company, TCW Funds, Inc., a Maryland corporation and an open-end investment company registered under the 1940Act. The Company is governed by a Board of Directors consisting of ten members.

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company (the “Advisor”) which is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of March 31, 2011, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $120.6 billion under management or committed to management.

Portfolio Manager

Listed below is the individual who has been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager	Length of Service	Title and Business Experience During Last Five Years*
Diane E. Jaffee (Opportunities Fund and Relative Value Fund)	Over five years.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

Advisory Agreements

Each Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Relative Value	0.90%
Opportunities	0.80%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ Annual Report to shareholders for the year ended October 31, 2010.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Distributor

TCW Funds Distributors (the “Distributor”), whose address 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 serves as the non-exclusive distributor for both Funds.

Multiple Class Structure

Certain of the TCW Funds currently offer two classes of shares: Class I shares and Class N (or Investor Class) shares. Each of the Funds contained in this Prospectus/Proxy Statement offer Class N and Class I shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of a Fund is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets—liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Company. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier).

The Funds may at their discretion reject any purchase order for a Fund’s shares.

A Fund’s investments for which market quotations are readily available are valued based on market value. Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Generally, securities issued by open-end investment companies are valued using their respective net asset values. The Company may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Company values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

	Initial	IRA	Additional
Minimums	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.

The Funds have adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Require to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Funds’ transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemption proceeds (if not previously authorized on the account)

Non-financial transactions, including establishing or modifying services on an account, may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution.

The Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another or exchange from Class N Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Future purchases into a Fund may be barred if a shareholder exchanges or redeems shares of a Fund within a 30 day period from the last purchase or exchange into the same Fund. Exceptions to these numerical limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exemptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediates may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW
Fund to:

Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to: U.S. Bank, N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services LLC Account No. 182380074993	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions

Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail
Write a letter of instruction that includes:
• your name(s) and signature(s) as they appear on the account form • your account number • the Fund name • the dollar amount you want to sell or exchange • how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).
Mail your letter of instruction to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone
Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.
Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486 Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable checks or check that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (from net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

The Funds may be required to withhold U.S. federal income tax on all distributions to shareholders if they fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the Statement of Additional Information (“SAI”).

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Disclosure of Portfolio Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcwfunds.com.

Shareholder Inquiries

To obtain information, by telephone call 1-800-FUND-TCW (386-3829).

By mail, write to:	TCW Funds, Inc. 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

On the Internet:	Text-only versions of Fund documents can be viewed on line or down loaded from the SEC’s website: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone (202) 942-8090) or by sending your request and duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Portfolio Transactions

In placing portfolio transactions, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains an internal allocation procedure to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions and the Advisor pays the non-research services in cash.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines are established to provide to the Advisor’s Trading Department. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. For there exceptions, the Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Fund may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor or Sub-Advisors do not exceed the usual and customary broker’s commission.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Relative Value Small Cap Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007		2006
Net Asset Value per Share, Beginning of Period	$8.15	$8.07	$15.52	$15.29		$13.63

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.02)	(0.02)	(0.04)	—	(2)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.10	(5.99)	1.06		2.30

Total from Investment Operations	1.60	0.08	(6.03)	1.06		2.29

Less Distributions:
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)		(0.63)

Net Asset Value per Share, End of Period	$9.75	$8.15	$8.07	$15.52		$15.29

Total Return	19.63%	0.87%	(42.33)%	7.27%		17.27%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,745	$3,024	$4,228	$14.877		$34,008
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	1.84%	2.25%	1.49%	1.16%		1.16%
After Expense Reimbursement	1.35%	1.42%	1.46%	N/A		N/A
Ratio of Net Investment (Loss) to Average Net Assets	(0.19)%	(0.34)%	(0.29)%	—	%(3)	(0.10)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%		48.81%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share
(3)	Amount rounds to less than 0.01%

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in

Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements are included in the annual report which is available upon request.

TCW Relative Value Small Cap Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$8.01	$7.92	$15.26	$15.08	$13.49

Income (Loss) from Investment Operations
Net Investment Loss(1)	(0.03)	(0.02)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.11	(5.88)	1.06	2.27

Total from Investment Operations	1.56	0.09	(5.92)	1.01	2.22

Less Distributions
Distributions from Net Realized Gain	—	—	(1.42)	(0.83)	(0.63)

Net Asset Value per Share, End of Year	$9.57	$8.01	$7.92	$15.26	$15.08

Total Return	19.48%	1.01%	(42.33)%	7.03%	16.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,616	$12,439	$21,134	$96,786	$91,085
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.97%	2.02%	1.52%	1.43%	1.43%
After Expense Reimbursement	1.35%	1.42%	1.46%	N/A	N/A
Ratio of Net Investment (Loss) to Average Net Assets	(0.29)%	(0.29)%	(0.30)%	(0.34)%	(0.37)%
Portfolio Turnover Rate	51.04%	19.90%	31.59%	33.62%	48.81%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

Class I

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Period	$14.12	$12.90	$24.05	$24.27	$22.15

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.11	0.10	0.05	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.81	1.26	(7.94)	1.96	3.77

Total from Investment Operations	2.92	1.37	(7.84)	2.01	3.85

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.15)	(0.06)	(0.08)	(0.04)
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.10)	(0.15)	(3.31)	(2.23)	(1.73)

Net Asset Value per Share, End of Period	$16.94	$14.12	$12.90	$24.05	$24.27

Total Return	20.78%	10.84%	(37.12)%	8.86%	18.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,391	$196,488	$198,208	$528,435	$800,060
Ratio of Expenses to Average Net Assets	1.00%	1.04%	0.95%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.89%	0.50%	0.19%	0.36%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

Class N

	Year Ended October 31,
	2010	2009	2008	2007	2006
Net Asset Value per Share, Beginning of Year	$13.85	$12.61	$23.60	$23.85	$21.81

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05	0.07	0.04	(0.02)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.77	1.24	(7.78)	1.93	3.71

Total from Investment Operations	2.82	1.31	(7.74)	1.91	3.73

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.07)	—	(0.01)	—
Distributions from Net Realized Gain	—	—	(3.25)	(2.15)	(1.69)

Total Distributions	(0.06)	(0.07)	(3.25)	(2.16)	(1.69)

Net Asset Value per Share, End of Year	$16.61	$13.85	$12.61	$23.60	$23.85

Total Return	20.42%	10.50%	(37.35)%	8.56%	17.85%

Ratio/Supplemental Data:
Net Assets, End of Year (in thousands)	$54,041	$39,760	$51,162	$170,918	$191,179
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.41%	1.54%	1.27%	1.25%	1.22%
After Expense Reimbursement	1.34%	1.36%	N/A	N/A	N/A
Ratio of Net Investment (Loss) to Average Net Assets	0.31%	0.62%	0.22%	(0.08)%	0.08%
Portfolio Turnover Rate	61.51%	44.91%	50.79%	38.16%	73.48%

(1)	Computed using average shares outstanding throughout the period.

APPENDIX E

Beneficial Ownership of Relative Value Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Relative Value Fund:

Name and Address	Class	% of Fund before Reorganization	% of Fund after Reorganization
Diane E. Jaffee[1]* c/o Trust Company of the West 1251 Avenue of the Americas New York, NY 10020	I	37.01%	5.12%
Morgan Stanley Smith Barney LLC FBO Customers[2] Harborside Plaza Jersey City, NJ 07311	N	9.28%	1.28%
National Financial Services FBO Customers[2] 200 Liberty Street New York, NY 10281	N	5.77%	0.80%

* For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Relative Value Fund.

Beneficial Ownership of Opportunities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Opportunities Fund:

Name and Address	Class	% of Fund before Reorganization	% of Fund after Reorganization
Mac & Co.[2] Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230	I	9.47%	8.16%
Charles Schwab & Co., Inc.[2] 101 Montgomery St. San Francisco, CA 94104	I	9.10%	7.84%

E-1

Name and Address	Class	% of Fund before Reorganization	% of Fund after Reorganization
Citigroup Global Markets, Inc.[2] 333 West 34th Street New York, NY 1001	I	7.07%	6.09%
Prudential Investment Management[2] 100 Mulberry Street Newark, NJ 07102	I	6.56	5.65%
Morgan Stanley Smith Barney[2] Harborside Financial Center Jersey City, NJ 07311	N	7.16	6.17%

[1]	Beneficially owned
[2]	Owned of record

E-2